Exhibit 99.2

Fourth Quarter Fiscal 2023 Earnings Supplementary Information March 2024

Who We Are W H A T W E D O As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future. With this unwavering purpose, we strive to maximize shareholder value and pursue excellence. Honor the Past, Inspire the Future 2

What We Are A M U L T I - D I M E N S I O N A L S P O R T S & E N T E R T A I N M E N T C O M P A N Y F a n t a s y Sports eGaming Sports Betting TH E M E D , EXPE R IENTIAL DESTINATION ASSETS Themed Attractions Hospitality Live Entertainment ME D IA Original Content High - Profile Partnerships Sponsorships GAM ING 3 3

Present & Future Revenue Streams D es t in a t i o n - Based / P hys ical A ss et s O ff si t e & N o n - Phys i ca l A sset s Synergistic Revenue Enhancement C R E A T I N G A M U L T I - D I M E N S I O N A L E N T E R T A I N M E N T & M E D I A C O M P A N Y Stadium Waterpark H o t e ls Play - Action Plaza & Retail ForeverLawn Sports Complex Centers for Excellence & Performance Sports Betting & Fantasy Sports Sponsorships & Media 4

Gameday Bay Waterpark I N T E R I O R C O N S T R U C T I O N P R O G R E S S 5 AREA: WET SPACE AREA: PUMP ROOM

Financial Results K E Y F I N A N C I A L R E S U L T S FY22 FY23 Q4 FY22 Q4 FY23 ($ in millions, except per share data) $16.0 $24.1 $3.1 $6.1 Revenue ($38.0) ($49.4) ($8.2) ($15.3) Loss from Operations ($26.0) ($25.5) ($5.5) ($1.9) Adjusted EBITDA* ($46.9) ($69.7) ($18.5) ($20.2) Net (loss) income attributable to HOFRE shareholders ($9.01) ($11.97) ($3.36) ($3.19) Net (loss) income per share, basic and diluted *See page 10 for EBITDA and Adjusted EBITDA reconciliation. See page 9 for a statement regarding use of non - GAAP financial measures. These supplemental slides highlight certain information in the Company’s earnings release for the quarter and year ended December 31, 2023 and should be read together with such earnings release. 6

Financial Growth R E V E N U E G R O W T H A N D C O N T I N U E D O P E R A T I N G E F F I C I E N C I E S 7 Note: Figures in Dollars and Millions FY2022 Actual Revenue $16.0M Adjusted EBITDA $(26.0M) REVENUE GROWTH FROM INCREASED PROGRAMMING AND SYNERGIES EXPECT IMPROVED EBITDA FROM IMPROVED OPERATIONAL EFFICIENCIES FY2024 Guidance Revenue $27M - $30M Adjusted EBITDA Loss in Mid - Teens FY2023 Actual Revenue $24.1M Adjusted EBITDA $(25.5M)

Forward - Looking Statements Certain statements made herein are “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as “plan,” “opportunity,” “future,” “will,” “goal,” “enable,” “pipeline,” “transition,” “move forward,” “towards,” “build out,” “coming” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors that may affect actual results or outcomes include, among others, the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities and for working capital ; litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry ; increased inflation ; the inability to maintain the listing of the Company’s shares on Nasdaq ; and those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . 8

Statement Regarding Use of Non - GAAP Financial Measures Hall of Fame Resort and Entertainment Company (“HOFV”) reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”) . The presentation includes references to the following non - GAAP financial measures : EBITDA and adjusted EBITDA . These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance . Management believes that reporting these non - GAAP financial measures is useful to investors as these measures are representative of the Company’s performance and provide improved comparability of results . See the table below for the definitions of the non - GAAP financial measures referred to above and corresponding reconciliations of these non - GAAP financial measures to the most comparable GAAP financial measures . Non - GAAP financial measures should be viewed as additions to, and not as alternatives for the Company’s results prepared in accordance with GAAP . In addition, the non - GAAP measures the Company uses may differ from non - GAAP measures used by other companies, and other companies may not define the non - GAAP measures the Company uses in the same way . 9 Additional Information The following trademarks and corresponding logos are the trademarks of their respective owners: Pro Football Hall of Fame, National Football League (“NFL”), The Zac Brown Band, Joe Thomas, Cleveland Browns, New York Jets, betr, John Brenkus, Next Man Up: Inside the NFL Alumni Academy, Driven Elite, Donald Driver, and Don Shula’s American Kitchen.

Non - GAAP Reconciliation Note: Amounts may not add due to rounding 10 12 Months Ended December 31, 2022 12 Months Ended December 31, 2023 3 Months Ended December 31, 2022 3 Months Ended December 31, 2023 Adjusted EBITDA reconciliation ($ in millions) ($46.9) ($69.7) ($18.5) ($20.2) Net loss income attributable to HOFRE stockholders - - - - (Benefit from) provision for income taxes 5.4 18.8 1.6 4.7 Interest expense, net 12.0 15.1 2.6 4.6 Depreciation expense 6.3 3.6 2.6 0.4 Amortization of discount on note payable ($23.3) ($32.3) ($11.7) ($10.4) EBITDA 6.4 - 6.2 - Loss on extinguishment - 8.8 - 8.8 Impairment expense (0.6) (4.3) (0.1) (4.1) Other income (9.4) (0.7) (0.4) (0.2) Change in fair value of warrant liability 0.2 (0.2) 0.1 - Change in fair value of interest rate swap - 2.1 - 3.8 Change in fair value of securities available for sale 1.1 1.1 0.3 0.3 Preferred stock dividends (0.3) (0.1) 0.1 (0.0) Loss attributable to non - controlling interest ($26.0) ($25.5) ($5.5) ($1.9) Adjusted EBITDA

Inspiring unique and exhilarating sports and entertainment experiences that maximize growth and fan engagement. We create exceptional sports - inspired destination, media, and gaming experiences that uniquely leverage brand partnerships and direct access to exclusive content. V I S I O N M I S S I O N V A L U E S With our connection to sport, we exemplify these values: Inspiration, Teamwork, Respect, Integrity, Excellence 11

For more information, please contact: Investor Relations (330)458 - 9176 I n v e s t o r . R el a tio n s@ h o f r e c o. c om 2014 Champions Gateway Canton, OH 44718 https://ir.hofreco.com